EXHIBIT 10.25

AMENDED AND RESTATED LOAN AGREEMENT

This Amended and Restated Loan Agreement (“Loan Agreement”) entered into by and between Aqua Gas S.A.C. (“Borrower”), Glide Master Fund SPC Ltd. – AV Alternative Fund II (Master) Segregated Portfolio (“Lender”), Fisso Inversiones S.A.C. (“Guarantee Agent”), Carlos Kiyan Oyama (“Oyama”), Maria Elizabeth Miyashiro Miyashiro (“Miyashiro”), José Antonio Echevarría Olazabal (“Olazabal”) and Jorge Enrique Arévalo García (“Arevalo”) (Oyama, Miyashiro, Olazabal, and Arevalo collectively referred to herein as “Guarantors”) (all parties collectively referred to herein as “the Parties”) as follows

1. Lender is a segregated portfolio company incorporated and organized under the laws of the British Virgin Islands on August 7, 2015, under registration number 1885572, administered and represented by AV ASSET MANAGEMENT INC., a corporation anonymous constituted and organized according to the laws of the British Virgin Islands, duly represented in this act by Mr. Antonino Ciulla, married, Venezuelan, of legal age and holder of the passport of the Bolivarian Republic of Venezuela No.             .

2. Borrower is a company incorporated and existing in accordance with the Laws of the Republic of Peru, identified with Single Taxpayer Registry No.             , duly represented by Mr. Carlos Kiyan Oyama, identified with National Identity Document No.             and by Mr. José Antonio Echevarria Olazabal, identified with National Identity Document No.             , according to powers registered in the Electronic Item No.             of the Registry of Legal Entities of the Registry Office of Lima and Callao—Lima Office, with address for the purposes of this document in             .

3. Guarantee Agent is a company incorporated and existing in accordance with the Laws of the Republic of Peru, identified with Single Taxpayer Registry No.             , duly represented by Mr. César Abertano Arbe Saldaña, identified with National Identity Document No             , according to powers registered in Electronic Item No.             of the Registry of Legal Persons of the Registry Office of Lima and Callao – Lima Office, with address for the purposes of this document in             (the “Guarantee Agent”).

4. Oyama is identified with National Identity Document No.             and is married to Maria Elizabeth Miyashiro Miyashiro, identified with National Identity Document No.             , both with address for these purposes in             .

5. Olazabal, identified with National Document Identity No.             with address for these purposes in             .

6. Arévalo is identified with United States Passport No             , with address for these purposes in             .

7. This Amended and Restated Loan Agreement memorializes the Parties’ agreement by which the Lender agreed to loan the Borrower the sum of US$900,000.00 (Nine Hundred Thousand and 00/100 Dollars, legal tender of the United States of America) (“the Loan”), with the participation of the Guarantee Agent and the Guarantors.

8. As of the date of this Loan Agreement, the outstanding balance of principal on the Loan amounts to $256,593.23.

9. In accordance with the above, the Parties agree to sign this Loan Agreement.

10. The Borrower will repay the outstanding principal amount of the Loan together with all accrued and unpaid interest on or before December 31, 2022.

11. The Borrower has paid the Lender a structuring fee equivalent to US$4,000.00 (Four Thousand and 00/100 dollars, legal tender of the United States of America).

12. The Borrower and the Guarantors have posted, as collateral for the Loan, Guarantees which are in force. All references in the Guarantees to the Loan refer to the principal amount of the Loan in the amount of $900,000.00.

13. In connection with this Loan Agreement, the Borrower will execute a Promissory Note in favor of the Lender guaranteed by the Guarantors for the Principal amount of the Loan plus its interest.

Signed by the Parties and the Guarantors.

AQUA GAS S.A.C.		GLIDEMASTER FUND SPC LTD. – AV ALTERNATIVE FUND II (MASTER) SEGREGATED PORTFOLIO

By:	/s/ Carlos Kiyan	By:	/s/ Antonino Ciulla
Print:	Carlos Kiyan	Print: Antonino Ciulla
Title:	Representative	Title:	Legal Representative
Date:	May 9, 2022	Date:	May 9, 2022

FISSO INVERSIONES, S.A.

By;	/s/ Cesar Arbetano Arbe Saldana
Print:	Cesar Arbetano Arbe Saldana
Title:	Representative
Date:	May 9, 2022

/s/ Jorge Arevalo Garcia		/s/ Carlos Kiyan Oyama
Jorge Enrique Arevalo Garcia		Carlos Kiyan Oyama

Date:	May 9, 2022	Date:	May 9, 2022

/s/ Jose Antonio Echevarria Olazabal		/s/ Maria Elizabeth Miyashiro Miyashiro
Jose Antonio Echevarria Olazabal		Maria Elizabeth Miyashiro Miyashiro

Date:	May 9, 2022	Date:	May 9, 2022

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